SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2006

Santander BanCorp
(Exact Name of Registrant as Specified in Charter)

Puerto Rico
(State or Other Jurisdiction of Incorporation)

001-15849		66-0573723
(Commission File Number)		(IRS Employer Identification No.)

207 Ponce de León Avenue
San Juan, Puerto Rico		00917
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (787) 777-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     In a press release dated March 7, 2006 filed herewith as Exhibit 99.1, Santander Bancorp (the “Company”) announced its financial results for the quarter and year ended December 31, 2005. As discussed below, in the same press release, the Company announced that it will restate its financial statements for each of the five years in the period ended December 31, 2004 and for the first, second and third quarters of 2004 and 2005.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     As a result of an internal review undertaken in light of current events in the Puerto Rico financial services industry related to accounting for transfers of mortgage loans, the Company’s management and Audit Committee determined that it was appropriate to reassess the accounting and financial reporting of certain of these transactions to which certain of the Company’s subsidiaries were a party.

     As a consequence of this reassessment, on March 6, 2006, the Audit Committee concluded, consistent with the recommendation of management, that (i) the previously filed annual consolidated financial statements of the Company for each of the five years in the period ended December 31, 2004 and the related reports of its registered independent public accountants on such annual financial statements should not be relied upon and the financial statements at and for the years ended December 31, 2004 and 2003 will be restated; (ii) the financial information at and for the years ended December 31, 2002 and 2001 will be restated; and (iii) the interim consolidated financial statements for the first, second and third quarters of 2004 and 2005 should not be relied upon, and such financial statements will be restated.

     The Company’s management and Audit Committee have discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the decision to restate the Company’s financial statements.

     The Company intends to include restated financial statements at and for the years ended December 31, 2003 and December 31, 2004 and restated financial information at and for the years ended December 31, 2001 and December 31, 2002 in its annual report on Form 10-K for the year ended December 31, 2005, which the Company expects to file on or before March 30, 2006. The Company will amend its previously filed quarterly reports on Form 10-Q for the first, second and third quarters of 2005.

     The Company’s press release dated March 7, 2006, which is filed as Exhibit 99.1 hereto, is incorporated by reference into this Item 4.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1 Press Release of Santander Bancorp dated March 7, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER BANCORP

Date:	March 7, 2006	By:	/s/ Maria Calero

			Name:	Maria Calero
			Title:	Executive Vice President and Chief
Accounting Officer